Exhibit 99

OFG Bancorp Reports 2Q23 Results
SAN JUAN, Puerto Rico, July 20, 2023 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, reported results for the second quarter ended June 30, 2023. EPS diluted of $0.93 compared to $0.96 in 1Q23 and $0.84 in 2Q22. Total core revenues of $170.5 million compared to $164.4 million in 1Q23 and $146.3 million in 2Q22.
CEO Comment

José Rafael Fernández, Chief Executive Officer, said: “The second quarter generated year-over-year increases of 16.5% in total core revenues and 10.7% in earnings per share. The period was highlighted by strong loan production, stable core deposits along with low cumulative deposit beta of 16% and increased operating leverage. Customer liquidity and the Puerto Rico economy continued at high levels. We also repurchased 565,299 shares of OFG stock as part of our buyback program.”

“Our ‘Digital First’ strategy continues to show excellent progress. We launched a first to market, self-service portal that enables customers to manage quickly and easily all their loan and deposit accounts in one place. Customers are increasingly adopting this and other self-service tools. Use of brick and mortar channels is down and digital is up, leading to an overall 5% increase in customer transaction activity in June year-over-year. This is freeing more Oriental team members to provide value-added service and develop new business. As always, thanks to our team for helping our customers and the communities we serve.”

2Q23 Highlights

Performance Metrics: Net interest margin of 5.90%, return on average assets of 1.76%, return on average tangible common stockholders’ equity of 17.67%, and efficiency ratio of 52.13%.

Net Interest Income of $139.6 million compared to $135.9 million in 1Q23 and $115.1 million in 2Q22. 2Q23 reflected the full effect of 1Q23’s 50 basis point increase in the Federal Reserve Board’s funds rate and a partial effect of 2Q23’s 25 bps increase.

Total Interest Income of $158.0 million compared to $149.0 million in 1Q23 and $122.2 million in 2Q22. Compared to 1Q23, 2Q23 primarily reflected higher yields on increased average balances of loans and cash.

Total Interest Expense of $18.3 million compared to $13.1 million in 1Q23 and $7.1 million in 2Q22. Compared to 1Q23, 2Q23 reflected higher cost of funds on increased average balances of interest bearing liabilities, including the full quarter effect of a $200 million mid-March Federal Home Loan Bank advance.

Total Banking & Financial Service Revenues of $30.9 million compared to $28.5 million in 1Q23 and $31.2 million in 2Q22. Compared to 1Q23, 2Q23 primarily reflected increased wealth management and mortgage servicing revenues. Non-interest income also included a loss of $0.8 million due primarily to the sale of a short-term Treasury note.

Pre-Provision Net Revenues of $80.8 million compared to $74.6 million in 1Q23 and $66.0 million in 2Q22.

Total Provision for Credit Losses of $15.0 million compared to $9.4 million in 1Q23 and $6.7 million in 2Q22. 2Q23 included $9.1 million for a specific reserve for three US commercial loans and $6.3 million due to increased loan volume.

Credit Quality: Net charge-offs of $6.6 million compared to $10.1 million in 1Q23 and $4.5 million in 2Q22. 2Q23 included a recovery of $3.7 million from the sale of older, fully charged off auto and consumer loans. 2Q23 delinquency and non-performing loan rates rose slightly from reduced levels in 1Q23.

Total Non-Interest Expense of $88.9 million compared to $90.2 million in 1Q23 and $85.3 million in 2Q22. Compared to 1Q23, 2Q23 operating expenses increased $1.8 million, which was more than offset by $3.1 million from (i) a higher gain on foreclosed real estate and (ii) lower credit expenses.

Loans Held for Investment (EOP) of $7.12 billion compared to $6.85 billion in 1Q23 and $6.70 billion in 2Q22. Loans increased 15.4% annualized from the previous quarter and 6.2% year-over-year. Compared to 1Q23, 2Q23 reflected increases in commercial, auto, and consumer loans. This was partially offset by regular paydowns of residential mortgages.

New Loan Production of $691.8 million compared to $561.3 million in 1Q23 and $587.2 million in 2Q22. 2Q23 reflected strong levels of commercial lending in Puerto Rico and the US as well as auto, consumer, and residential mortgage lending.

Total Investments (EOP) of $1.70 billion compared to $1.92 billion in 1Q23 and $1.73 billion in 2Q22. 2Q23 investments declined $214.0 million from 1Q23 primarily due to the previously mentioned sale of a Treasury note.

Customer Deposits (EOP) of $8.54 billion compared to $8.57 billion in 1Q23 and $9.02 billion in 2Q22.

Total Borrowings (EOP) of $226.5 million compared to $226.8 million in 1Q23 and $27.6 million in 2Q22.

Cash & Cash Equivalents (EOP) of $799.0 million compared to $847.5 million in 1Q23 and $1.31 billion in 2Q22.

Total Assets (EOP) of $10.03 billion compared to $10.06 billion in 1Q23 and $10.25 billion in 2Q22.

Capital: CET1 ratio of 14.01% compared to 14.07% in 1Q23 and 12.80% in 2Q22. The Tangible Common Equity ratio was 9.99% compared to 9.85% in 1Q23 and 8.85% in 2Q22. Tangible Book Value per share of $21.06 compared to $20.57 in 1Q23 and $18.86 in 2Q22.

Conference Call, Financial Supplement & Presentation

A conference call to discuss 2Q23 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (785) 424-1789. Conference ID: OFGQ223. The call can also be accessed live on  www.ofgbancorp.com with webcast replay shortly thereafter.

OFG’s Financial Supplement, with full financial tables for the quarter ended June 30, 2023, and the 2Q23 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements.

Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry.
For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2022, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 59th year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Idalis Montalvo (idalis.montalvo@orientalbank.com) at (787) 777-2847
US: Gary Fishman (gfishman@ofgbancorp.com) and Steven Anreder
(sanreder@ofgbancorp.com) at (212) 532-3232

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our June 30, 2023 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2023		2023	2022	2022	2022
(Dollars in thousands, except per share data) (unaudited)		Q2		Q1	Q4	Q3	Q2
Statement of Operations
Net interest income		$139,644		$135,897	$135,282	$126,510	$115,094
Non-interest income, net (core)	(1)	30,859		28,531	33,012	30,298	31,214
Total core revenues	(2)	170,503		164,428	168,294	156,808	146,308
Non-interest expense		88,888		90,220	91,641	87,492	85,258
Pre-provision net revenues	(21)	80,829		74,578	76,895	69,638	66,046
Total provision for credit losses		15,044		9,445	8,757	7,120	6,691
Net income before income taxes		65,785		65,133	68,138	62,518	59,355
Income tax expense		21,612		18,904	21,771	20,599	18,923
Net income available to common stockholders		44,173		46,229	46,367	41,919	40,432
Common Share Statistics
Earnings per common share - basic	(3)	$0.93		$0.97	$0.97	$0.88	$0.84
Earnings per common share - diluted	(4)	$0.93		$0.96	$0.97	$0.87	$0.84
Average common shares outstanding		47,266	(a)	47,600	47,572	47,558	48,053
Average common shares outstanding and equivalents		47,490	(a)	47,944	47,964	47,926	48,389
Cash dividends per common share		$0.22		$0.22	$0.20	$0.20	$0.15
Book value per common share (period end)		$23.36		$22.88	$21.91	$20.90	$21.34
Tangible book value per common share (period end)	(5)	$21.06		$20.57	$19.56	$18.46	$18.86
Balance Sheet (Average Balances)
Loans	(6)	$7,002,971		$6,866,586	$6,770,341	$6,697,900	$6,640,440
Interest-earning assets		9,492,861		9,359,211	9,425,590	9,597,670	9,613,327
Total assets		10,020,940		9,900,409	9,989,293	10,181,000	10,207,579
Core deposits		8,531,583		8,594,392	8,759,080	8,924,089	8,946,517
Total deposits		8,531,583		8,604,621	8,770,446	8,935,455	8,957,883
Interest-bearing deposits		5,955,611		5,950,481	6,059,643	6,296,142	6,266,187
Borrowings		226,256		64,168	26,820	27,275	27,726
Stockholders' equity		1,108,880		1,077,703	1,025,132	1,045,792	1,032,270
Performance Metrics
Net interest margin	(7)	5.90%		5.89%	5.69%	5.23%	4.80%
Return on average assets	(8)	1.76%		1.87%	1.86%	1.65%	1.58%
Return on average tangible common stockholders' equity	(9)	17.67%		19.13%	20.36%	18.05%	17.70%
Efficiency ratio	(10)	52.13%		54.87%	54.45%	55.80%	58.27%
Full-time equivalent employees, period end		2,265		2,249	2,253	2,247	2,230
Credit Quality Metrics
Allowance for credit losses		$159,923		$151,884	$152,673	$155,162	$159,039
Allowance as a % of loans held for investment		2.25%		2.22%	2.23%	2.32%	2.37%
Net charge-offs		$6,605		$10,120	$11,205	$11,347	$4,543
Net charge-off rate	(11)	0.38%		0.59%	0.66%	0.68%	0.27%
Early delinquency rate (30 - 89 days past due)		2.53%		2.11%	2.46%	2.75%	2.20%
Total delinquency rate (30 days and over)		3.67%		3.40%	4.04%	4.35%	3.68%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.85%		10.75%	10.36%	9.82%	9.46%
Common equity Tier 1 capital ratio		14.01%		14.07%	13.64%	13.38%	12.80%
Tier 1 risk-based capital ratio		14.01%		14.07%	13.64%	13.38%	12.80%
Total risk-based capital ratio		15.27%		15.33%	14.89%	14.63%	14.05%
Tangible common equity ("TCE") ratio		9.99%		9.85%	9.59%	8.83%	8.85%

(a)During 2Q 2023, the Company repurchased 565 thousand shares for $13.6 million pursuant to its $100.0 million share buyback program.

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		2023		2022
(Dollars in thousands, except per share data) (unaudited)		YTD		YTD
Statement of Operations
Net interest income		$275,541		$220,288
Non-interest income, net (core)	(1)	59,390		62,415
Total core revenues	(2)	334,931		282,703
Non-interest expense		179,108		166,413
Pre-provision net revenues	(21)	155,407		121,691
Total provision for credit losses		24,489		8,242
Net income before income taxes		130,918		113,449
Income tax expense		40,516		35,496
Net income available to common stockholders		90,402		77,953
Common Share Statistics
Earnings per common share - basic	(3)	$1.91		$1.61
Earnings per common share - diluted	(4)	$1.89		$1.59
Average common shares outstanding		47,432		48,508
Average common shares outstanding and equivalents		47,716		48,933
Cash dividends per common share		$0.44		$0.30
Book value per common share (period end)		$23.36		$21.34
Tangible book value per common share (period end)	(5)	$21.06		$18.86
Balance Sheet (Average Balances)
Loans	(6)	$6,935,155		$6,580,115
Interest-earning assets		9,426,405		9,576,999
Total assets		9,961,007		10,160,924
Core deposits		8,562,231		8,877,913
Total deposits		8,567,317		8,889,279
Interest-bearing deposits		5,952,477		6,269,046
Borrowings		145,660	(a)	35,948
Stockholders' equity		1,093,377		1,049,180
Common stockholders' equity		1,093,377		1,049,180
Performance Metrics
Net interest margin	(7)	5.89%		4.64%
Return on average assets	(8)	1.82%		1.53%
Return on average tangible common stockholders' equity	(9)	18.39%		16.78%
Efficiency ratio	(10)	53.48%		58.86%
Full-time equivalent employees, period end		2,265		2,230
Credit Quality Metrics
Allowance for credit losses		$159,923		$159,039
Allowance as a % of loans held for investment		2.25%		2.37%
Net charge-offs		$16,725		$5,120
Net charge-off rate	(11)	0.48%		0.16%
Early delinquency rate (30 - 89 days past due)		2.53%		2.20%
Total delinquency rate (30 days and over)		3.67%		3.68%

(a)During the six-month period ended June 30, 2023, the Company took a two-year FHLB advance amounting to $200.0 million.

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands, except per share data) (unaudited)	June 30, 2023		March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Interest income:
Loans
Non-PCD loans	$116,699		$109,330	$105,238	$97,677	$91,788
PCD loans	18,819		18,981	19,762	18,563	19,569
Total interest income from loans	135,518		128,311	125,000	116,240	111,357
Investment securities and cash	22,470		20,674	20,727	18,435	10,865
Total interest income	157,988		148,985	145,727	134,675	122,222
Interest expense:
Deposits
Core deposits	15,916		12,489	10,258	7,978	6,935
Brokered deposits	—		8	9	9	9
Total deposits	15,916		12,497	10,267	7,987	6,944
Borrowings	2,428	(a)	591	178	178	184
Total interest expense	18,344		13,088	10,445	8,165	7,128
Net interest income	139,644		135,897	135,282	126,510	115,094
Provision for credit losses, excluding PCD loans	16,650	(b)	8,146	11,347	9,897	12,486
(Recapture of) provision for credit losses on PCD loans	(1,606)		1,299	(2,590)	(2,777)	(5,795)
Total provision for credit losses	15,044		9,445	8,757	7,120	6,691
Net interest income after provision for credit losses	124,600		126,452	126,525	119,390	108,403
Non-interest income:
Banking service revenues	17,440		17,513	18,224	17,234	18,141
Wealth management revenues	8,194		7,120	8,335	8,173	8,270
Mortgage banking activities	5,225		3,898	6,453	4,891	4,803
Total banking and financial service revenues	30,859		28,531	33,012	30,298	31,214
Other income (loss), net	(786)	(c)	370	242	322	4,996
Total non-interest income, net	30,073		28,901	33,254	30,620	36,210
Non-interest expense:
Compensation and employee benefits	37,841		38,473	38,100	35,332	34,730
Occupancy, equipment and infrastructure costs	14,362		14,257	13,893	12,638	12,861
General and administrative expenses	39,005		36,693	39,261	37,523	39,071
Foreclosed real estate and other repossessed assets (income) expenses	(2,320)		793	239	573	(1,404)
Climate events expenses	—		4	148	1,426	—
Total non-interest expense	88,888		90,220	91,641	87,492	85,258
Income before income taxes	65,785		65,133	68,138	62,518	59,355
Income tax expense	21,612		18,904	21,771	20,599	18,923
Net income available to common shareholders	$44,173		$46,229	$46,367	$41,919	$40,432

(a)Refer to “(a)” in Table 1-2.
(b)During 2Q 2023, the Company recognized higher provision for credit losses driven by a specific reserve for three Commercial US loans amounting $9.1 million.
(c)During 2Q 2023, the Company recognized a $1.1 million loss on the sale of a $205.0 million short-term US treasury note available for sale.

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands, except per share data) (unaudited)	Six-Month Period Ended
	June 30, 2023		June 30, 2022
Interest income:
Loans
Non-PCD loans	$226,029		$178,419
PCD loans	37,800		40,503
Total interest income from loans	263,829		218,922
Investment securities and cash	43,144		16,249
Total interest income	306,973		235,171
Interest expense:
Deposits
Core deposits	28,405		13,968
Brokered deposits	8		17
Total deposits	28,413		13,985
Borrowings	3,019	(a)	898
Total interest expense	31,432		14,883
Net interest income	275,541		220,288
Provision for credit losses, excluding PCD loans	30,163	(b)	20,885
Recapture of provision for credit losses on PCD loans	(5,674)		(12,643)
Total provision for credit losses	24,489		8,242
Net interest income after provision for credit losses	251,052		212,046
Non-interest income:
Banking service revenues	34,953		35,703
Wealth management revenues	15,314		16,127
Mortgage banking activities	9,123		10,585
Total banking and financial service revenues	59,390		62,415
Other income, net	(416)	(c)	5,401
Total non-interest income, net	58,974		67,816
Non-interest expense:
Compensation and employee benefits	76,314		69,498
Occupancy, equipment and infrastructure costs	28,619		24,777
General and administrative expenses	75,698		75,024
Foreclosed real estate and other repossessed assets income	(1,527)		(2,886)
Climate events expenses	4		—
Total non-interest expense	179,108		166,413
Income before income taxes	130,918		113,449
Income tax expense	40,516		35,496
Net income available to common shareholders	$90,402		$77,953
(a)Refer to “(a)” in Table 1-2.
(b)Refer to “(b)” in Table 2-1.
(c)Refer to “(c)” in Table 2-1.

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		June 30, 2023		March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Cash and cash equivalents		$798,973		$847,494	$550,464	$815,433	$1,307,281
Investments:
Trading securities		13		10	9	11	13
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		1,139,996		1,109,889	1,102,501	1,075,838	1,146,459
US treasury notes		748	(a)	242,098	309,133	401,414	10,733
Other investment securities		1,101		1,119	1,142	1,157	2,378
Total investment securities available-for-sale		1,141,845		1,353,106	1,412,776	1,478,409	1,159,570
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		326,935		332,852	337,435	343,549	351,016
US treasury notes		198,478		198,028	197,635	197,225	196,816
Total investment securities held-to-maturity		525,413		530,880	535,070	540,774	547,832
Equity securities		35,946		33,218	23,667	23,372	19,848
Total investments		1,703,217		1,917,214	1,971,522	2,042,566	1,727,263
Loans, net		6,988,244		6,735,281	6,723,236	6,591,028	6,585,210
Other assets:
Prepaid expenses		67,966		59,125	54,641	69,535	65,327
Deferred tax asset, net		20,306		37,372	55,485	66,121	76,101
Foreclosed real estate and repossessed properties		14,643		13,813	15,831	17,868	17,594
Premises and equipment, net		104,166		104,851	106,820	106,025	101,848
Goodwill		84,241		84,241	84,241	86,069	86,069
Other intangibles		24,143		25,868	27,593	29,662	31,800
Right of use assets		21,840		23,897	25,363	26,192	27,699
Servicing asset		49,966		49,345	50,921	50,061	49,280
Accounts receivable and other assets		153,842		159,080	152,663	157,619	172,302
Total assets		$10,031,547		$10,057,581	$9,818,780	$10,058,179	$10,247,774
Deposits:
Demand deposits		$5,008,521		$5,038,122	$5,176,758	$5,416,386	$5,459,121
Savings accounts		2,222,326		2,271,774	2,227,965	2,345,596	2,433,802
Time deposits		1,307,179		1,255,525	1,152,270	1,081,769	1,125,276
Brokered deposits		—		—	11,371	11,366	11,371
Total deposits		8,538,026		8,565,421	8,568,364	8,855,117	9,029,570
Borrowings:
Advances from FHLB and other borrowings		226,507		226,789	27,034	27,263	27,618
Total borrowings		226,507		226,789	27,034	27,263	27,618
Other liabilities:
Acceptances outstanding		35,945		30,094	28,607	29,245	27,150
Lease liability		24,031		25,990	27,370	28,114	29,538
GNMA buy-back option program liability	(22)	18,417		26,348	32,590	29,050	33,431
Accrued expenses and other liabilities		88,870		93,429	92,409	95,523	85,655
Total liabilities		8,931,796		8,968,071	8,776,374	9,064,312	9,232,962
Stockholders' equity:
Common stock		59,885		59,885	59,885	59,885	59,885
Additional paid-in capital		636,051		634,785	636,793	635,523	634,612
Legal surplus		142,567		138,333	133,901	129,429	125,365
Retained earnings		577,042		547,641	516,371	484,057	455,590
Treasury stock, at cost		(226,230)	(b)	(212,794)	(211,135)	(211,138)	(211,138)
Accumulated other comprehensive income, net		(89,564)		(78,340)	(93,409)	(103,889)	(49,502)
Total stockholders' equity		1,099,751		1,089,510	1,042,406	993,867	1,014,812
Total liabilities and stockholders' equity		$10,031,547		$10,057,581	$9,818,780	$10,058,179	$10,247,774
(a)Refer to “(c)” in Table 2-1.
(b)Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		June 30, 2023		March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$623,138		$634,799	$643,203	$650,781	$675,324
Mortgage GNMA buy-back option program	(22)	18,417		26,348	32,590	29,050	33,431
Commercial, excluding Commercial US		1,952,178		1,808,379	1,828,644	1,754,999	1,797,778
Commercial US		669,332		617,574	642,133	622,382	623,807
Consumer		593,122		564,365	536,619	520,183	498,404
Auto		2,124,076		2,034,676	1,958,257	1,877,945	1,791,052
		5,980,263		5,686,141	5,641,446	5,455,340	5,419,796
Less: Allowance for credit losses		(150,167)		(141,385)	(141,841)	(142,417)	(143,896)
Total non-PCD loans held for investment, net		5,830,096		5,544,756	5,499,605	5,312,923	5,275,900

PCD:
Mortgage		980,833		1,007,751	1,028,428	1,059,448	1,099,097
Commercial		152,888		155,614	159,152	162,287	174,282
Consumer		568		607	638	738	698
Auto		3,319		4,367	5,658	7,152	8,788
		1,137,608		1,168,339	1,193,876	1,229,625	1,282,865
Less: Allowance for credit losses		(9,756)		(10,499)	(10,832)	(12,745)	(15,143)
Total PCD loans held for investment, net		1,127,852		1,157,840	1,183,044	1,216,880	1,267,722
Total loans held for investment		6,957,948		6,702,596	6,682,649	6,529,803	6,543,622
Mortgage loans held for sale		11,397		13,616	19,499	43,262	26,947
Other loans held for sale		18,899	(a)	19,069	21,088	17,963	14,641
Total loans, net		$6,988,244		$6,735,281	$6,723,236	$6,591,028	$6,585,210

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,603,971		$1,642,550	$1,671,631	$1,710,229	$1,774,421
Mortgage GNMA buy-back option program	(22)	18,417		26,348	32,590	29,050	33,431
Commercial, excluding Commercial US		2,105,066		1,963,993	1,987,796	1,917,286	1,972,060
Commercial US		669,332		617,574	642,133	622,382	623,807
Consumer		593,690		564,972	537,257	520,921	499,102
Auto		2,127,395		2,039,043	1,963,915	1,885,097	1,799,840
		7,117,871		6,854,480	6,835,322	6,684,965	6,702,661
Less: Allowance for credit losses		(159,923)		(151,884)	(152,673)	(155,162)	(159,039)
Total loans held for investment, net		6,957,948		6,702,596	6,682,649	6,529,803	6,543,622
Mortgage loans held for sale		11,397		13,616	19,499	43,262	26,947
Other loans held for sale		18,899		19,069	21,088	17,963	14,641
Total loans, net		$6,988,244		$6,735,281	$6,723,236	$6,591,028	$6,585,210

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Six-Month Period Ended
(Dollars in thousands) (unaudited)		June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	June 30, 2023	June 30, 2022
Loan production	(13)
Mortgage		$35,932	$30,344	$35,242	$38,945	$62,835	$66,276	$126,718
Commercial		220,746	98,300	209,078	123,429	143,796	319,046	319,327
Commercial US		111,817	124,074	83,162	55,984	90,952	235,891	199,342
Consumer		87,062	86,284	67,515	73,045	96,571	173,346	193,679
Auto		236,283	222,325	221,369	219,910	193,031	458,608	371,319
Total		$691,840	$561,327	$616,366	$511,313	$587,185	$1,253,167	$1,210,385

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2023 Q2			2023 Q1			2022 Q4			2022 Q3			2022 Q2
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$693,373	$9,029	5.22%	$552,635	$6,445	4.73%	$551,555	$5,115	3.68%	$1,016,561	$5,661	2.21%	$1,546,036	$2,984	0.77%
Investment securities	1,796,517	13,441	2.99%	1,939,990	14,229	2.93%	2,103,694	15,612	2.97%	1,883,209	12,774	2.71%	1,426,851	7,881	2.21%
Loans held for investment
Non-PCD loans	5,840,860	116,699	8.01%	5,670,966	109,330	7.82%	5,542,986	105,238	7.53%	5,428,852	97,677	7.14%	5,315,401	91,788	6.93%
PCD loans	1,162,111	18,819	6.48%	1,195,620	18,981	6.35%	1,227,355	19,762	6.44%	1,269,048	18,563	5.85%	1,325,039	19,569	5.91%
Total loans	7,002,971	135,518	7.76%	6,866,586	128,311	7.58%	6,770,341	125,000	7.32%	6,697,900	116,240	6.89%	6,640,440	111,357	6.73%
Total interest-earning assets	$9,492,861	$157,988	6.68%	$9,359,211	$148,985	6.46%	$9,425,590	$145,727	6.13%	$9,597,670	$134,675	5.57%	$9,613,327	$122,222	5.10%

Interest bearing liabilities:
Deposits
NOW accounts	$2,455,040	$4,973	0.81%	$2,497,917	$4,212	0.68%	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%
Savings accounts	2,222,710	4,129	0.75%	2,232,903	3,135	0.57%	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%	2,296,903	1,289	0.23%
Time deposits	1,277,861	5,493	1.72%	1,209,432	3,821	1.28%	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%	1,146,522	1,834	0.64%
Brokered deposits	—	—	—%	10,229	8	0.30%	11,366	9	0.30%	11,366	9	0.30%	11,366	9	0.30%
	5,955,611	14,595	0.98%	5,950,481	11,176	0.76%	6,059,643	8,682	0.57%	6,296,142	6,348	0.40%	6,266,187	5,306	0.34%
Non-interest bearing deposit accounts	2,575,972	—	—	2,654,140	—	—	2,710,803	—	—	2,639,313	—	—	2,691,696	—	—
Fair value premium and core deposit intangible amortization	—	1,321	—	—	1,321	—	—	1,585	—	—	1,639	—	—	1,638	—
Total deposits	8,531,583	15,916	0.75%	8,604,621	12,497	0.59%	8,770,446	10,267	0.46%	8,935,455	7,987	0.35%	8,957,883	6,944	0.31%
Borrowings
Advances from FHLB and other borrowings	226,256	2,428	4.30%	64,168	591	3.74%	26,820	178	2.64%	27,275	178	2.59%	27,726	184	2.66%
Total borrowings	226,256	2,428	4.30%	64,168	591	3.74%	26,820	178	2.64%	27,275	178	2.59%	27,726	184	2.66%
Total interest-bearing liabilities	$8,757,839	$18,344	0.84%	$8,668,789	$13,088	0.61%	$8,797,266	$10,445	0.47%	$8,962,730	$8,165	0.36%	$8,985,609	$7,128	0.32%
Interest rate spread		$139,644	5.84%		$135,897	5.85%		$135,282	5.66%		$126,510	5.21%		$115,094	4.78%
Net interest margin			5.90%			5.89%			5.69%			5.23%			4.80%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,455,040	$4,973	0.81%	$2,497,917	$4,212	0.68%	$2,624,602	$4,050	0.61%	$2,799,234	$2,927	0.41%	$2,811,396	$2,174	0.31%
Savings accounts	2,222,710	4,129	0.75%	2,232,903	3,135	0.57%	2,291,884	2,250	0.39%	2,388,072	1,733	0.29%	2,296,903	1,289	0.23%
Time deposits	1,277,861	5,493	1.72%	1,209,432	3,821	1.28%	1,131,791	2,373	0.83%	1,097,470	1,679	0.61%	1,146,522	1,834	0.64%
	5,955,611	14,595	0.98%	5,940,252	11,168	0.76%	6,048,277	8,673	0.57%	6,284,776	6,339	0.40%	6,254,821	5,297	0.34%
Non-interest bearing deposit accounts	2,575,972	—	—	2,654,140	—	—	2,710,803	—	—	2,639,313	—	—	2,691,696	—	—
Total core deposits	$8,531,583	$14,595	0.69%	$8,594,392	$11,168	0.53%	$8,759,080	$8,673	0.39%	$8,924,089	$6,339	0.28%	$8,946,517	$5,297	0.24%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	2023 YTD			2022 YTD
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$623,393	$15,475	5.01%	$1,807,621	$3,913	0.44%
Investment securities	1,867,857	27,669	2.96%	1,189,263	12,336	2.07%
Loans held for investment
Non-PCD loans	5,756,382	226,029	7.92%	5,215,115	178,419	6.90%
PCD loans	1,178,773	37,800	6.41%	1,365,000	40,503	5.93%
Total loans	6,935,155	263,829	7.67%	6,580,115	218,922	6.71%
Total interest-earning assets	$9,426,405	$306,973	6.57%	$9,576,999	$235,171	4.95%

Interest bearing liabilities:
Deposits
NOW accounts	$2,476,360	$9,187	0.75%	$2,812,212	$4,314	0.31%
Savings accounts	2,227,196	7,264	0.66%	2,272,683	2,487	0.22%
Time deposits	1,243,835	9,313	1.51%	1,172,785	3,891	0.67%
Brokered deposits	5,086	8	0.30%	11,366	17	0.30%
	5,952,477	25,772	0.87%	6,269,046	10,709	0.34%
Non-interest bearing deposit accounts	2,614,840	—	—%	2,620,233	—	—%
Fair value premium and core deposit intangible amortization	—	2,641	—	—	3,276	—
Total deposits	8,567,317	28,413	0.67%	8,889,279	13,985	0.32%
Borrowings
Advances from FHLB and other borrowings	145,660	3,019	4.18%	27,954	377	2.71%
Subordinated capital notes	—	—	—%	7,994	521	13.15%
Total borrowings	145,660	3,019	4.18%	35,948	898	5.04%
Total interest-bearing liabilities	$8,712,977	$31,432	0.73%	$8,925,227	$14,883	0.34%
Interest rate spread		$275,541	5.84%		$220,288	4.61%
Net interest margin			5.89%			4.64%

Core deposits: (Non-GAAP)
Deposits
NOW accounts	$2,476,360	$9,187	0.75%	$2,812,212	$4,314	0.31%
Savings accounts	2,227,196	7,264	0.66%	2,272,683	2,487	0.22%
Time deposits	1,243,835	9,313	1.51%	1,172,785	3,891	0.67%
	5,947,391	25,764	0.87%	6,257,680	10,692	0.34%
Non-interest bearing deposit accounts	2,614,840	—	—%	2,620,233	—	—%
Total core deposits	$8,562,231	$25,764	0.61%	$8,877,913	$10,692	0.24%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2023		2023	2022	2022	2022
(Dollars in thousands) (unaudited)	Q2		Q1	Q4	Q3	Q2
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$191		$201	$8	$14	$259
Recoveries	(334)		(216)	(625)	(280)	(335)
Total mortgage	(143)		(15)	(617)	(266)	(76)
Commercial:
Charge-offs	3,496		1,375	3,444	6,485	2,907
Recoveries	(237)		(326)	(338)	(214)	(456)
Total commercial	3,259		1,049	3,106	6,271	2,451
Consumer:
Charge-offs	5,518		5,440	5,069	4,163	3,307
Recoveries	(2,003)	(a)	(866)	(1,055)	(732)	(795)
Total consumer	3,515		4,574	4,014	3,431	2,512
Auto:
Charge-offs	9,169		9,479	10,380	7,964	6,428
Recoveries	(8,332)	(a)	(6,599)	(5,001)	(5,674)	(5,565)
Total auto	837		2,880	5,379	2,290	863
Total	$7,468		$8,488	$11,882	$11,726	$5,750

PCD
Mortgage:
Charge-offs	$1		$75	$108	$270	$183
Recoveries	(260)		(247)	(603)	(191)	(1,026)
Total mortgage	(259)		(172)	(495)	79	(843)
Commercial:
Charge-offs	—		2,104	12	23	—
Recoveries	(319)		(489)	(264)	(268)	(249)
Total commercial	(319)		1,615	(252)	(245)	(249)
Consumer:
Charge-offs	124		213	120	9	8
Recoveries	(42)		(11)	(11)	(47)	(13)
Total consumer	82		202	109	(38)	(5)
Auto:
Charge-offs	34		87	65	56	75
Recoveries	(401)		(100)	(104)	(231)	(185)
Total auto	(367)		(13)	(39)	(175)	(110)
Total	$(863)		$1,632	$(677)	$(379)	$(1,207)

Total Net Charge-offs	$6,605		$10,120	$11,205	$11,347	$4,543
Net Charge-off Rates
Mortgage	-0.10%		-0.05%	-0.26%	-0.04%	-0.20%
Commercial	0.44%		0.41%	0.44%	0.94%	0.34%
Consumer	2.37%	(a)	3.30%	2.95%	2.52%	1.98%
Auto	0.09%	(a)	0.57%	1.11%	0.46%	0.17%
Total	0.38%	(a)	0.59%	0.66%	0.68%	0.27%
Average Loans Held For Investment
Mortgage	$1,616,873		$1,653,423	$1,699,923	$1,757,897	$1,809,228
Commercial	2,697,986		2,627,610	2,586,536	2,560,849	2,555,575
Consumer	606,842		579,467	558,809	538,898	506,588
Auto	2,081,270		2,006,086	1,925,073	1,840,256	1,769,049
Total	$7,002,971		$6,866,586	$6,770,341	$6,697,900	$6,640,440

(a) During 2Q 2023, the Company had a $3.7 million recovery from the sale of older fully charged-off auto and consumer loans.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2023		2023	2022	2022	2022
(Dollars in thousands) (unaudited)		Q2		Q1	Q4	Q3	Q2
Early Delinquency (30 - 89 days past due)
Mortgage		$13,976		$11,417	$15,115	$15,769	$13,941
Commercial		11,668	(a)	3,898	2,750	13,223	6,001
Consumer		8,188		8,478	8,895	9,280	7,766
Auto		117,237		96,294	112,191	111,637	91,407
Total		$151,069		$120,087	$138,951	$149,909	$119,115
Early Delinquency Rates (30 - 89 days past due)
Mortgage		2.18%		1.73%	2.24%	2.32%	1.97%
Commercial		0.45%	(a)	0.16%	0.11%	0.56%	0.25%
Consumer		1.38%		1.50%	1.66%	1.78%	1.56%
Auto		5.52%		4.73%	5.73%	5.94%	5.10%
Total		2.53%		2.11%	2.46%	2.75%	2.20%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$31,189		$32,084	$39,239	$39,577	$36,178
GNMA's buy-back option program	(22)	18,418		26,348	32,590	29,050	33,431
Total mortgage		49,607		58,432	71,829	68,627	69,609
Commercial		28,643	(a)	12,881	12,122	24,343	13,243
Consumer		11,026		11,402	12,008	11,956	9,744
Auto		130,367		110,749	131,804	132,507	106,637
Total		$219,643		$193,464	$227,763	$237,433	$199,233
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		4.86%		4.85%	5.81%	5.82%	5.10%
GNMA's buy-back option program	(22)	2.87%		3.99%	4.82%	4.27%	4.72%
Total mortgage		7.73%		8.84%	10.63%	10.09%	9.82%
Commercial		1.09%	(a)	0.53%	0.49%	1.03%	0.55%
Consumer		1.86%		2.02%	2.24%	2.30%	1.96%
Auto		6.14%		5.44%	6.73%	7.06%	5.95%
Total		3.67%		3.40%	4.04%	4.35%	3.68%
Nonperforming Assets	(14)
Mortgage		$27,600		$30,641	$33,512	$33,225	$33,344
Commercial		43,188	(a)	27,025	34,432	36,612	47,206
Consumer		2,907		2,979	3,128	2,725	1,987
Auto		13,130		14,455	19,613	20,870	15,329
Total nonperforming loans		86,825		75,100	90,685	93,432	97,866
Foreclosed real estate		10,639		9,250	11,214	14,561	15,061
Other repossessed assets		4,004		4,563	4,617	3,307	2,533
Total nonperforming assets		$101,468		$88,913	$106,516	$111,300	$115,460
Nonperforming Loan Rates
Mortgage		4.30%		4.63%	4.96%	4.89%	4.70%
Commercial		1.65%	(a)	1.11%	1.40%	1.55%	1.98%
Consumer		0.49%		0.53%	0.58%	0.52%	0.40%
Auto		0.62%		0.71%	1.00%	1.11%	0.86%
Total loans		1.45%		1.32%	1.61%	1.71%	1.81%
(a) Refer to “(b)” in Table 2-1.

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2023	2022	2022	2022	2022
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Nonperforming PCD Loans	(14)
Mortgage		$256	$258	$259	$260	$261
Commercial		8,104	8,446	8,927	9,746	10,057
Total nonperforming loans		$8,360	$8,704	$9,186	$10,006	$10,318
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.02%	0.02%
Commercial		5.30%	5.43%	5.61%	6.01%	5.77%
Total		0.73%	0.74%	0.77%	0.81%	0.80%
Total PCD Loans Held for Investment
Mortgage		$980,833	$1,007,751	$1,028,428	$1,059,448	$1,099,097
Commercial		152,888	155,614	159,152	162,287	174,282
Consumer		568	607	638	738	698
Auto		3,319	4,367	5,658	7,152	8,788
Total loans		$1,137,608	$1,168,339	$1,193,876	$1,229,625	$1,282,865

		2023	2023	2022	2022	2022
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Total Nonperforming Loans	(14)
Mortgage		$27,856	$30,899	$33,771	$33,485	$33,605
Commercial		51,292	35,471	43,359	46,358	57,263
Consumer		2,907	2,979	3,128	2,725	1,987
Auto		13,130	14,455	19,613	20,870	15,329
Total nonperforming loans		$95,185	$83,804	$99,871	$103,438	$108,184
Total Nonperforming Loan Rates
Mortgage		1.72%	1.85%	1.98%	1.93%	1.86%
Commercial		1.85%	1.37%	1.65%	1.83%	2.21%
Consumer		0.49%	0.53%	0.58%	0.52%	0.40%
Auto		0.62%	0.71%	1.00%	1.11%	0.85%
Total		1.34%	1.22%	1.46%	1.55%	1.61%
Total Loans Held for Investment
Mortgage		$1,622,388	$1,668,898	$1,704,221	$1,739,279	$1,807,852
Commercial		2,774,398	2,581,567	2,629,929	2,539,668	2,595,867
Consumer		593,690	564,972	537,257	520,921	499,102
Auto		2,127,395	2,039,043	1,963,915	1,885,097	1,799,840
Total loans		$7,117,871	$6,854,480	$6,835,322	$6,684,965	$6,702,661

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended June 30, 2023
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer		Auto		Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$9,083	$37,774	$24,664		$69,864		$141,385
(Recapture of) provision for credit losses	(556)	14,089	4,517		(1,800)		16,250
Charge-offs	(191)	(3,496)	(5,518)		(9,169)		(18,374)
Recoveries	334	237	2,003	(a)	8,332	(a)	10,906
Balance at end of period	$8,670	$48,604	$25,666		$67,227		$150,167

Allowance for credit losses PCD:
Balance at beginning of period	$8,717	$1,693	$12		$77		$10,499
(Recapture of) provision for credit losses	(679)	(604)	78		(401)		(1,606)
Charge-offs	(1)	—	(124)		(34)		(159)
Recoveries	260	319	42		401		1,022
Balance at end of period	$8,297	$1,408	$8		$43		$9,756

Allowance for credit losses summary:
Balance at beginning of period	$17,800	$39,467	$24,676		$69,941		$151,884
(Recapture of) provision for credit losses	(1,235)	13,485	4,595		(2,201)		14,644
Charge-offs	(192)	(3,496)	(5,642)		(9,203)		(18,533)
Recoveries	594	556	2,045	(a)	8,733	(a)	11,928
Balance at end of period	$16,967	$50,012	$25,674		$67,270		$159,923
Allowance coverage ratio	1.05%	1.80%	4.32%		3.16%		2.25%
(a)Refer to “(a)” in Table 6-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2023	2023	2022	2022	2022
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,099,751	$1,089,510	$1,042,406	$993,867	$1,014,812
Less: Intangible assets	(108,384)	(110,109)	(111,834)	(115,731)	(117,869)
Tangible common equity	$991,367	$979,401	$930,572	$878,136	$896,943

Common shares outstanding at end of period	47,076	47,611	47,581	47,563	47,554
Tangible book value per common share (Non-GAAP)	$21.06	$20.57	$19.56	$18.46	$18.86
Total Assets to Tangible Assets
Total assets	$10,031,547	$10,057,581	$9,818,780	$10,058,179	$10,247,774
Less: Intangible assets	(108,384)	(110,109)	(111,834)	(115,731)	(117,869)
Tangible assets (Non-GAAP)	$9,923,163	$9,947,472	$9,706,946	$9,942,448	$10,129,905
Non-GAAP TCE Ratio
Tangible common equity	$991,367	$979,401	$930,572	$878,136	$896,943
Tangible assets	9,923,163	9,947,472	9,706,946	9,942,448	10,129,905
TCE ratio	9.99%	9.85%	9.59%	8.83%	8.85%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,108,880	$1,077,703	$1,025,132	$1,045,792	$1,032,270
Less: Average intangible assets	(109,130)	(110,888)	(114,412)	(116,612)	(118,750)
Average tangible common equity	$999,750	$966,815	$910,720	$929,180	$913,520

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2023	2023	2022	2022		2022
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3		Q2
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,086,587	$1,063,919	$1,037,385	$995,342		$960,015
Tier 1 capital		1,086,587	1,063,919	1,037,385	995,342		960,015
Total risk-based capital	(15)	1,183,929	1,158,744	1,132,658	1,088,584		1,053,766
Risk-weighted assets		7,753,928	7,559,166	7,605,466	7,440,482		7,499,171
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.01%	14.07%	13.64%	13.38%		12.80%
Tier 1 risk-based capital ratio	(17)	14.01%	14.07%	13.64%	13.38%		12.80%
Total risk-based capital ratio	(18)	15.27%	15.33%	14.89%	14.63%		14.05%
Leverage ratio	(19)	10.85%	10.75%	10.36%	9.82%		9.46%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,099,751	$1,089,510	$1,042,406	$993,867	(a)	$1,014,812
Plus: CECL transition adjustment	(20)	13,704	13,704	20,557	20,557		20,557
Less: Unrealized losses on available-for-sale securities, net of income tax		89,639	78,512	93,663	104,145		49,606
Unrealized (gains) losses on cash flow hedges, net of income tax		(75)	(172)	(254)	(256)		(104)
Total adjusted stockholders’equity		1,203,019	1,181,554	1,156,372	1,118,313		1,084,871
Less: Disallowed goodwill		(84,241)	(84,241)	(84,241)	(86,069)		(86,069)
Disallowed other intangible assets, net		(18,015)	(19,147)	(20,279)	(21,617)		(22,997)
Disallowed deferred tax assets, net		(14,176)	(14,247)	(14,467)	(15,285)		(15,790)
Common equity Tier 1 capital and Tier 1 capital		1,086,587	1,063,919	1,037,385	995,342		960,015
Plus Tier 2 capital: Qualifying allowance for credit losses		97,342	94,825	95,273	93,242		93,751
Total risk-based capital		$1,183,929	$1,158,744	$1,132,658	$1,088,584		$1,053,766

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of recent strains on the U.S. economy as a result of the coronavirus disease 2019 (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.